Risk management	12 Months Ended
Dec. 31, 2019
Risk management
Risk management

29.         Risk management

29.1       Exchange rate risk

The Ecopetrol Business Group operates mainly in Colombia and makes sales in the local and international markets, for that reason, it is exposed to exchange rate risk, which arises from various foreign currency exposures due to commercial transactions, assets and liabilities denominated in foreign currency. The impact of exchange rate fluctuations, especially the Colombian peso/U.S. dollar exchange rate, has been material in previous years.

The U.S. dollar/Colombian peso exchange rate has fluctuated over the last few years. As of December 31, 2019, the Colombian peso appreciated 0.8%. The closing rates were COP$3,277.14, COP$3,249.75 and COP$2,984.00 for 2019, 2018 and 2017, respectively.

When the Colombian peso appreciates in relation to the U.S. dollar, export sales revenue decreases when converted to Colombian pesos; by contrast, imported goods, operating costs and interest on foreign debt denominated in U.S. dollars become less expensive. Conversely, when the Colombian peso depreciates, export revenues increase in conversion to Colombian pesos, and servicing of the external debt and imports become more expensive.

The following table sets out the carrying amount for financial assets and liabilities with exchange exposure denominated as of December 31, 2019 and 2018:

(in USD$Million)	2019	2018
Cash and cash equivalents	114	514
Other financial assets	1,468	2,138
Trade receivables and payables, net	81	(202)
Loans and borrowings	(9,429)	(9,689)
Other assets and liabilities, net	64	63
Net liability position	(7,702)	(7,176)

Of the total net liability position, USD$(7,769) million correspond to net liabilities in dollars with exchange exposure of companies with the Colombian peso as its functional currency and a net amount of USD$67 million corresponds to monetary assets and liabilities with exchange exposure of companies whose functional currency is different from Colombian peso; for both cases valuation is recognized in profit or loss. The balance of loans and borrowings includes non-derivative hedging instruments of Ecopetrol of USD$(7,331), for which valuation is recognized in other comprehensive income, within the equity. The exchange difference valuation of the rest of net assets (USD$438 million) is recognized in profit and loss.

29.1.1    Sensitivity analysis for exchange rate risk

The Ecopetrol Business Group’s risk management strategy involves the use of non-derivative financial instruments related to cash flow hedges for future exports and hedges of a net investment in a foreign operation in order to minimize exposure to currency rate risk, which is detailed below.

The following is the effect of a change of 1% and 5% in the exchange rate of the Colombian peso as compared with the U.S. dollar, on the balance of financial assets and liabilities denominated in foreign currency as of December 31, 2019:

Scenario / Variation in	Effect on income	Effect on other
the exchange rate	before taxes (+/–)	comprehensive income (+/–)
1%	(12,158)	(240,247)
5%	(60,791)	(1,201,236)

The sensitivity analysis only includes financial assets and liabilities in foreign currency at the closing date.

29.1.2    Cash flow hedge for future exports

Ecopetrol is exposed to foreign exchange risk given that a significant percentage of its income from crude oil exports is denominated in U.S. dollars. In recent years, the Ecopetrol Business Group has acquired long–term debt for investment activities in the same currency in which it expects to receive the cash flows of its export sales revenues. This situation creates a natural hedge relationship due to the fact that the risks generated by the foreign exchange difference of export sales revenues when booked in Ecopetrol’s functional currency (Colombian pesos) are naturally hedged with the foreign exchange variances of the long–term debt, in line with the Ecopetrol Business Group’s risk management strategy.

In order to present on financial statements the effect of the natural hedge between exports and debt, and considering that the exchange rate risk materializes when the exports are made, on October 1, 2015, the Board of Directors designated the amount of USD$5,440 million of Ecopetrol’s foreign currency debt as a hedge instrument of future revenue from crude oil exports, for the period 2015–2023 in accordance with IFRS 9 – Financial instruments.

The following is the movement of foreign currency debt designated as a non–derivative hedging instrument for the years ended December 31, 2019 and 2018:

(USD$Million)	2019	2018
Hedging instrument at the beginning of the period	1,300	3,332
Reassignment of hedging instruments	5,551	3,366
Realization of exports	(5,551)	(3,366)
Capital payments(1)	—	(2,032)
Hedging instrument at the end of the period	1,300	1,300

(1)

On December 27, 2018, Ecopetrol S.A. paid in advance the entire 10‑year international bond issued in 2009, whose nominal value was USD$1,500 million. Equally, on June 30, 2017, Ecopetrol prepaid the entire outstanding balance of the international syndicated loan whose nominal value was USD$1,925 million and original maturity date was February 2020.

The following is the movement of accumulated foreign currency gains and losses in respect of the cash flow hedge recognized in other comprehensive income for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Opening balance	(374,079)	159,295	244,131
Exchange difference	(35,607)	(704,871)	(15,933)
Reclassification to profit or loss	386,773	(128,404)	(160,772)
Ineffectiveness	5,173	35,617	9,247
Deferred income tax	(118,008)	264,284	82,622
Closing balance	(135,748)	(374,079)	159,295

The expected reclassification of the cumulative exchange difference from other comprehensive income to the profit or loss is as follows:

	Before
Year	taxes	Taxes	After taxes
2020	(50,986)	16,316	(34,670)
2021	(53,249)	16,507	(36,742)
2022	(53,249)	15,975	(37,274)
2023	(38,669)	11,607	(27,062)
	(196,153)	60,405	(135,748)

29.1.3    Hedge of a net investment in a foreign operation

The Board of Directors approved the application of net investment hedge accounting from June 8, 2016. The measure is intended to reduce the volatility of non–operating income due to exchange rate variations. The net investment hedge will be applied on a portion of the Ecopetrol Business Group’s investments in foreign operations, in this case on investments in subsidiaries which have the U.S. dollar as their functional currency, using a portion of the Ecopetrol Business Group’s U.S. dollar denominated debt as the hedging instrument.

Ecopetrol S.A. has designated its net investments in Ocensa, Ecopetrol America Inc., Hocol Petroleum Ltd. (HPL) and Reficar as the hedged items. The amount of  USD$5,200 million of the Ecopetrol Business Group’s U.S. dollar debt was designated as the hedge instrument.

In November 2019, a new hedge designation of USD$930 million was made according to the net investment in Ecopetrol Permian LLC. The value of the hedge instrument as of December 2019 was USD$831 million.

The following is the movement of accumulated foreign currency gains and losses in respect of the net investment hedge recognized in other comprehensive income for the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
Opening balance	1,069,316	97,362	155,359
Exchange difference	87,524	1,381,900	(86,892)
Ineffectiveness	—	378	329
Deferred income tax	(26,257)	(410,324)	28,566
Closing balance	1,130,583	1,069,316	97,362

29.1.4    Hedging with financial derivatives to minimize foreign exchange risk

The Ecopetrol Business Group carries out non–delivery forward operations in order to mitigate the volatility of the exchange rate in requirements of cash flow for operations of its subsidiary, Ocensa, whose functional currency is the US dollar.

The forward hedging instruments are used to enable setting sales prices in U.S. dollars, mitigating the foreign exchange variation given Ocensa’s obligations related to operational cost and tax payments that are payable in Colombian pesos. The accounting policy applicable to this operation is described in the Note 4.1.5.1.

As of December 31, 2019, there are forward contracts with a net short position for USD$378 million (2018 – USD$332 million) with maturities between January and December 2020.

The variation and/or compensation of full hedging operations for the payment of taxes is recorded in the statement of comprehensive income, affecting the income tax expense on the initial measurement and the exchange result for subsequent measurements. The variation of the hedging operations related to costs and expenses are recorded as other comprehensive income, in case they are effective; once the result of the compensation is settled, it is recorded as less and/or greater value of the hedged expense amount.

The impact on profit and loss for the settlement of these hedges corresponds to a loss of COP$60,740 (2018 – COP$80,636 of profit)  and the amount recognized in the other comprehensive income was a profit of COP$43,141 (2018 COP$52,174 of loss).

29.1.5    Commodity price risk

Ecopetrol’s business is significantly impacted by international prices for crude oil and refined products. The prices for these products are volatile, and drastic changes could adversely affect the Ecopetrol Business Group business prospects and results of operations.

A large proportion of Ecopetrol’s sales revenues come from sales of crude oil, natural gas and refined products. These products are indexed to international reference prices such as the Brent index. Consequently, fluctuations in those international indexes have a direct effect on the financial conditions and the Group’s results of operations.

Prices of crude oil, natural gas and refined products have historically fluctuated as a result of a variety of factors including, among others, competition within the oil and natural gas industry; changes in international prices of natural gas and refined products; long-term changes in the demand for crude oil, natural gas and refined products; regulatory changes; changes in the cost of capital; adverse economic conditions; transactions in derivative financial instruments related to oil and gas and development or availability of alternative fuels.

The Ecopetrol Business Group has a policy approved by the Board of Directors that allows it to use derivative financial instruments in the organized over-the-counter (OTC) market to cover itself from the risk of price fluctuations of crude oil and refined products associated with physical transactions. The Ecopetrol Business Group has established appropriate processes to handle risk, which include constant monitoring of physical and financial markets to identify risks in order to subsequently prepare and execute hedging strategies.

Ecopetrol does not regularly use derivative instruments to hedge risk exposures related to sales or purchases. The impact of the settlement of the price hedges was not material during the year 2019. Hedging instruments were made to mitigate the risk related to differences between price indexes and the benchmark of the Ecopetrol Business Group's international trade strategy on exports of crude and imports of products.

During the year 2019, price hedges were settled with a profit of COP$1,602 and as of December 31, 2019 an open position is maintained in favor of the Ecopetrol Business Group for COP$4,868.

29.2       Credit risk

Credit risk is the risk that the Ecopetrol Business Group may suffer financial losses as a consequence of default of: (a) payments by its clients for the sale of crude oil, gas, products or services; (b) financial institutions in which it keeps investments, or (c) by counterparties with which it has contracted financial instruments.

29.2.1    Credit risk related to customers

In the selling process of crude oil, gas, refined products and petrochemicals, and transport services, the Ecopetrol Business Group may be exposed to credit risk in the event that customers fail to fulfill their payment obligations. The Ecopetrol Business Group’s risk management strategy has designed mechanisms and procedures that aim to minimize such events, thus safeguarding the Ecopetrol Business Group’s cash flow.

The Ecopetrol Business Group performs a continuous analysis of the financial strength of its counterparties, by classifying them according to their risk level and financial guarantees in the event of a default of payments. Similarly, the Ecopetrol Business Group continuously monitors national and international market conditions for early alerts of major changes that may have an impact on the timely payment of obligations from customers of the Ecopetrol Business Group.

For the receivables that are considered exposed to credit risk, Ecopetrol Business Group make individual analysis of each customer’s situation to determine the value of impairment to recognize in financial statements. The Ecopetrol Business Group performs administrative and legal actions required to recover amounts past due and charges interest from customers that fail to comply with payment policies.

Ecopetrol does not have a significant concentration of credit risk. An aging analysis of the accounts receivable portfolio in arrears, but not impaired, as of December 31, 2019 and 2018 is as follows:

	2019	2018
Less than 3 months overdue	243,893	157,608
Between 3 and 6 months overdue	136,700	41,263
More than 6 months overdue	267,525	93,657
	648,118	292,528

29.2.2    Credit risk in financial assets

Following the promulgation of Decree 1525 of 2008, which provides general rules on investments for public entities, Ecopetrol’s management established guidelines for its investment portfolios. These guidelines determine that investments in Ecopetrol’s U.S. dollar portfolios are generally limited to investments of cash excess in fixed–income securities issued by entities rated A or higher in the long term and A1/P1/F1 or higher in the short term (international scale) by Standard & Poor’s Ratings Services, Moody’s Investors Service or Fitch Ratings.

In addition, Ecopetrol S.A. may also invest in securities issued or guaranteed by the United States of America or Colombia governments, without regard to the ratings assigned to such securities. In Ecopetrol’s Colombian Peso portfolio, it must invest the cash excess in fixed–income securities of issuers rated AAA in the long term, and F1+/BRC1+ in the short term (local scale) by Fitch Ratings Colombia or BRC Standard & Poor’s.

In order to diversify the risk in the  Colombian Peso portfolio, Ecopetrol does not invest more than 10% of the cash excess in one specific issuer. In the case of the U.S. dollar portfolio, Ecopetrol does not invest more than 5% of the cash excess in one specific issuer in the short term (up to one year), or 1% in the long term.

The credit rating of issuers and counterparties in transactions involving financial instruments is disclosed in Note 6 – Cash and cash equivalents, Note 9 – Other financial assets and Note 21 – Provisions for employees’ benefits.

29.3       Interest rate risk

Interest rate risk arises from Ecopetrol’s exposure to changes in interest rates because the Ecopetrol Business Group has investments in fixed and floating–rate instruments and has issued floating rate debt linked to LIBOR, DTF and CPI interest rates. Thus, interest rate volatility may affect the fair value and cash flows of the Ecopetrol Business Group’s investments and the financial expense of floating rate loans and financing.

As of December 31, 2019, 17% (2018, 17% and 2017, 19%) of the Ecopetrol Business Group’s indebtedness is linked to floating interest rates. As a result, if market interest rates rise, financing expenses will increase, which could have an adverse effect on the results of operations.

Ecopetrol controls the exposure to interest rate risk by establishing limits to the portfolio  duration, Value at Risk – VAR and tracking error.

Autonomous equities linked to Ecopetrol’s pension obligations are also exposed to changes in interest rate, as they include fixed and floating rate instruments that are recognized according to the mark to market. Colombian regulation for pension funds, as stipulated in the Decree 941 of 2002 and Decree 1861 of 2012, indicates that they have to follow the same regime as the regular obligatory pension funds in their moderate portfolio.

The following table provides information about the sensitivity of the Ecopetrol Business Group’s results and other comprehensive income for the next 12 months to variations in interest rate of 100 basis points:

			Effect on Other
	Effect on profit or loss (+/–)		Comprehensive Income (+/–)
	Financial	Financial
	Assets	Liabilities	Plan Assets
+100 basis points	(16,320)	32,276	(590,991)
–100 basis points	16,278	(32,345)	629,633

A sensitivity analysis of discount rates on pension plan assets and liabilities is disclosed in Note 21 – Provisions for employees’ benefits.

29.4       Liquidity risk

The ability to access credit and capital markets to obtain resources for the investment plan execution for the Business Group may be limited due to adverse changes in market conditions. A global financial crisis could worsen risk perception in emerging markets.

Events that could affect the political and regional environment of Colombia may make it difficult for our subsidiaries to access the capital markets. These conditions, together with potential significant losses in the financial services sector and changes in credit risk assessments, may make it difficult to obtain resources on favorable terms. As a result, the Ecopetrol Business Group may be forced to review the conditions of the investment plan (as necessary), or access financial markets under unfavorable terms, thereby negatively affecting the Ecopetrol Business Group’s results of operations and financial results.

Liquidity risk is managed in accordance with the Ecopetrol Business Group’s policies aimed at ensuring that enough cash flows to comply with the Ecopetrol Business Group’s financial commitments within the established dates and with no additional costs. The main method for the measurement and monitoring of liquidity is cash flow forecasting.

The following is a summary of the maturity of financial liabilities as of December 31, 2019. The amounts disclosed in the table are the contractual undiscounted cash flows. The payments in foreign currency were restated taking a constant exchange rate of COP$3,277.14 per U.S. dollar:

	Up to 1 year	1–5 years	5–10 years	> 10 years	Total
Loans (payment of principal and interest)	3,680,187	19,206,790	15,022,371	19,480,277	57,389,625
Trade and other payables	10,689,246	26,621	—	—	10,715,867
Total	14,369,433	19,233,411	15,022,371	19,480,277	68,105,492

29.5       Capital management

The main objective of the capital management of the Ecopetrol Business Group is to ensure a financial structure that optimizes the cost of capital, maximizes the rate of return to its shareholders and allows access to financial markets at a competitive cost to cover financial needs that support an investment grade credit rating profile.

The following is the leverage ratio as of December 31, 2019 and 2018:

	2019	2018
Loans and borrowings (Note 19)	38,239,139	38,062,645
Cash and cash equivalents (Note 6)	(7,075,758)	(6,311,744)
Other financial assets (Note 9)	(4,979,292)	(8,147,815)
Net financial debt	26,184,089	23,603,086
Equity (Note 23)	58,231,628	57,107,780
Leverage(1)	31.02%	29.24%

(1)	Leverage = Net financial debt / (Net financial debt + Equity)

The movement of the net financial debt is detailed in Note 19.9.